 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 9, 2013

DYNAMIC NUTRA ENTERPRISES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-23712	02-0755762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Wall Street, 28th Floor

New York, NY 10005

(Address of principal executive office)(Zip Code)

 Registrant's telephone number, including area code: (212)400-7532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.

On May 9, 2013, UNR Holdings, Inc. (the “Company”) reached an oral agreement with OJSC RosDorBank (“RosDorBank”), pursuant to which 494 UNR , the Company’s Russian operating subsidiary (the “Agreement”), pursuant to which RosDorBank has agred to provide mortgage lending to property buyers of the Company’s MARSHAL apartment complex, located in Moscow , that was built and is being sold by 494 UNR.

494 UNR is a residential and commercial real estate developer and construction contractor in which the Company has a 67% controlling interest. 494 UNR specializes in general and infrastructure construction services, office buildings, highways and bridges. 494 UNR also produces and supplies a patented road-base and slope-stabilizing infrastructure construction material.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2013

UNR HOLDINGS, INC.

By:	/s Alexey Kim
Alexey Kim Chief Executive Officer

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